Exhibit 24.01


                             POWER OF ATTORNEY

     Each of the undersigned directors of South Carolina Electric & Gas Company (the "Company") hereby appoint W. B. Timmerman and K. B. Marsh, and each of them severally, his or her true and lawful attorney or attorneys, with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-3, and any and all amendments thereto with respect to the issuance and sale of up to $400,000,000 of such Company's First Mortgage Bonds.

Dated: June 15, 2001
       Columbia, South Carolina


          s/B. L. Amick                        s/D. M. Hagood
          B. L. Amick                          D. M. Hagood
          Director                             Director



             s/J. A. Bennett                      s/W. H. Hipp
          J. A. Bennett                        W. H. Hipp
          Director                             Director



          s/W. B. Bookhart, Jr.                s/L. M. Miller
          W. B. Bookhart, Jr.                  L. M. Miller
          Director                             Director



          s/W. C. Burkhardt                    s/M. K. Sloan
          W. C. Burkhardt                      M. K. Sloan
          Director                             Director



          s/H. M. Chapman                      s/H. C. Stowe
          H. M. Chapman                        H. C. Stowe
          Director                             Director



          s/E. T. Freeman                      s/G. S. York
          E. T. Freeman                        G. S. York
          Director                             Director



          s/L. M. Gressette, Jr.               s/C. E. Zeigler, Jr.
          L. M. Gressette, Jr.                 C. E. Zeigler, Jr.
          Director                             Director